Exhibit 10.29

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

FIRST AMENDMENT TO PRODUCT LICENSE AGREEMENT

THIS FIRST AMENDMENT TO PRODUCT LICENSE AGREEMENT (this “Amendment”), effective as of the latest dated signature of the parties below (the “Amendment Effective Date”), by and between CHINA PRODUCTS LICENSING LLC (by virtue of assignment by Playboy Enterprises International, Inc.) and NEW HANDONG INVESTMENT (GUANGDONG) CO., LTD. hereby amends that certain Product License Agreement entered into by and between Licensor and Licensee effective as of December 6, 2019 (the “Agreement”). This Amendment is hereby incorporated into the Agreement by reference. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, pursuant to Paragraph 19 of the Agreement, the parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

1.             Paragraphs S.3.-1 and S.3.-2 of the Schedule to the Agreement are hereby deleted in their entirety and replaced with the following:

S.3.-1	LICENSOR’S AGENT:	CAA-GBG LLP
5th Floor, WestWorks, 195 Wood Lane
London W12 7FQ
United Kingdom
		Contact:	General Counsel
		Telephone:	[TELEPHONE]

CAA-GBG LLP
2000 Avenue of the Stars
Los Angeles, California 90067
		Contact:	Heather Kamins
		Telephone:	[TELEPHONE]

S.3.-2	COLLECTING AGENT:	CAA-GBG UK LIMITED
5th Floor, WestWorks, 195 Wood Lane
London W12 7FQ
United Kingdom
		Contact:	Heather Kamins and Inam Shah
		Telephone:	[TELEPHONE]

2.             Paragraph S.12 of the Schedule to the Agreement is hereby deleted in its entirety and replaced with the following:

S.12.	GUARANTEED ROYALTIES:

	License Year	Amount	Payment Due Date
	LY 1 (01/01/20 – 06/30/21)	[***]	[***]

	LY 2 (07/01/21 – 06/30/22)	[***]	[***]

	LY 3 (07/01/22 – 06/30/23)	[***]	[***]

	LY 4 (07/01/23 – 06/30/24)	[***]	[***]

	LY 5 (07/01/24 – 06/30/25)	[***]	[***]

	LY 6 (07/01/25 – 06/30/26)	[***]	[***]

	LY 7 (07/01/26 – 06/30/27)	[***]	[***]

	LY 8 (07/01/27 – 06/30/28)	[***]	[***]

	LY 9 (07/01/28 – 06/30/29)	[***]	[***]

	LY 10 (07/01/29 – 06/30/30)	[***]	[***]

Subject to the provisions of Paragraphs 2.e.(vi)(a) and (b) of the Agreement, Licensee understands and accepts that all “Guaranteed Royalties” (as defined in Paragraph 2.d.(i) of the Agreement) and “Earned Royalties” (as defined in Paragraph 2.d.(ii) of the Agreement) payments to be remitted to Licensor hereunder are intended to be gross amounts without any deductions whatsoever, except as set forth in Paragraph S.20(8) of the Schedule.

3.             In addition to Licensor’s rights of termination set forth in the Agreement, in the event that Licensee fails to pay the LY 1 Second Payment of Guaranteed Royalties or the LY 1 Third Payment of Guaranteed Royalties as set forth above, Licensor shall have the right to terminate the License and this Agreement, upon not less than ten (10) days’ prior written notice to Licensee. Such termination shall become effective unless such default described in such notice shall be completely remedied to the satisfaction of Licensor within such ten (10) day period.

4.             This Amendment shall not be binding on Licensor until such time as this Amendment has been signed by both parties.

5.             Except as expressly modified above, all of the other terms and conditions of the Agreement shall remain in full force and effect and shall be applicable to the terms hereof; provided that, to the extent a provision of this Amendment conflicts with a provision of the Agreement, the provision in this Amendment shall govern and control.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the authorized representative of each.

NEW HANDONG INVESTMENT		CHINA PRODUCTS LICENSING LLC
(GUANGDONG) CO., LTD.

By:	/s/ Hong Jianqiao	By:	/s/ David Israel

Name:	Hong Jianqiao	Name:	David Israel

Title:	Chairman	Title:	Chief Financial Officer

Date:	June 18, 2020	Date:	June 11, 2020

ACKNOWLEDGED AND AGREED:

PLAYBOY ENTERPRISES

INTERNATIONAL, INC.

By:	/s/ Jared Dougherty

Name:	Jared Dougherty

Title:	Co-President

Date:	June 11, 2020

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